SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

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[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY

RULE 14A-6(E)(2))

[ ] DEFINITIVE PROXY STATEMENT

[ ] DEFINITIVE ADDITIONAL MATERIALS

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

TOPAZ GROUP, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	91-1762285
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

126/1 Krungthonburi Road Banglampoo Lang, Klongsarn Bangkok 10600 Thailand
(Address of principal executive offices)

Registrant's telephone number including area code: +66 2-439-4621

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

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THE TOPAZ GROUP, INC.

126/1 KRUNGTHONBURI ROAD

BANGLAMPOO LANG, KLONGSARN

BANGKOK 10600 THAILAND

November __, 2003

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of The Topaz Group, Inc. to be held at the company's offices located at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, on Wednesday, December 17, 2003 at 10:00 a.m., Bangkok time. The matters to be acted upon at the meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement which accompany this letter. We request that you read both of them carefully.

We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a stockholder and vote. Please promptly sign, date and return the enclosed Proxy Card in the accompanying postage prepaid envelope (if mailed in the United States). You may, of course, attend the 2003 Annual Meeting of Stockholders and vote in person even if you have previously mailed in your Proxy Card.

Sincerely,

/s/ Dr. Apichart Fufuangvanich

Dr. Apichart Fufuangvanich Chairman

IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

THE TOPAZ GROUP, INC.

126/1 KRUNGTHONBURI ROAD

BANGLAMPOO LANG, KLONGSARN

BANGKOK 10600 THAILAND

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 2003

To the Stockholders of The Topaz Group, Inc.:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Meeting") of The Topaz Group, Inc. (the "Company") will be held at the Company's offices located at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, on Wednesday, December 17, 2003 at 10:00 a.m., Bangkok time, to consider and act upon the following matters:

1. To elect nine (9) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

2. To amend the Company's Articles of Incorporation to allow for a variable board of directors;

3. To ratify the vote of the directors regarding the number of the Company's authorized shares of common stock; and

4. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Information regarding the matters to be acted upon at the Meeting is contained in the accompanying proxy statement.

The close of business on October 30, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Dr. Apichart Fufuangvanich

Dr. Apichart Fufuangvanich Chairman, Chief Executive Officer and President

November __, 2003

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

THE TOPAZ GROUP, INC.

126/1 KRUNGTHONBURI ROAD

BANGLAMPOO LANG, KLONGSARN

BANGKOK 10600 THAILAND

PROXY STATEMENT

This proxy statement (the "Proxy Statement") is furnished to the holders of common stock, par value $0.001 per share (the "Common Stock"), series A preferred stock, par value $0.001 per share (the "Series A Preferred Stock) and series B preferred stock, par value $0.001 per share (the "Series B Preferred Stock) of The Topaz Group, Inc. (the "Company"), in connection with the solicitation by and on behalf of the Company's board of directors (the "Board of Directors") of proxies (the "Proxy" or "Proxies") for use at the 2002 Annual Meeting of Stockholders (the "Meeting") to be held at the Company's offices located at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, on Wednesday, December 17, 2003 at 10:00 a.m., Bangkok time, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

At the Meeting, the Stockholders will vote on the following proposals:

1. To elect nine (9) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

2. To amend the Company's Articles of Incorporation to allow for a variable board of directors;

3. To ratify the vote of the directors regarding the number of the Company's authorized shares of common stock; and

4. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Company knows of no other matters to be presented at the Meeting. Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders and described below.

A Proxy may be revoked by a stockholder at any time before its exercise by filing with Peter Brongers, the Chief Financial Officer of the Company, at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock, Series A Preferred Stock and Series B Preferred Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is November __, 2003.

VOTING SECURITIES

The close of business on October 30, 2003 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 5,045,936 shares of Common Stock outstanding, 2,911,050 shares of Series A Preferred Stock outstanding and 1,006,513 shares of Series B Preferred Stock outstanding. Each outstanding share of Common Stock and Series A Preferred Stock is entitled to one (1) vote per share and each outstanding share of Series B Preferred Stock is entitled to twenty (20) votes per share upon all matters to be acted upon at the Meeting.

VOTING PROCEDURES

A majority of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock issued and outstanding and entitled to vote, represented in person or by Proxy, is required to constitute a quorum for the transaction of business at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock present in person or represented by Proxy at the Meeting, provided a quorum exists. The approval to amend and restate the Company's by-laws requires the affirmative vote of a majority of all shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock issued and outstanding and entitled to vote at the Meeting, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Nevada law, abstentions and "broker non-votes"(i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares with respect to any matter which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Broker non-votes with respect to any matter are not considered as shares entitled to vote, and will, therefore, have no legal effect on the vote on that particular matter. However, because an affirmative vote of a majority of the issued and outstanding shares of the Company's Common Stock, Series A Preferred Stock and Series B Preferred Stock is required to approve the amendment and restatement of the Company's by-laws, abstentions will have the same effects as a vote "against" the proposal. Unless otherwise stated, the enclosed Proxies will be voted in accordance with the instructions thereon. Proxies may be revoked as noted above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management.

(a) Security Ownership of Certain Beneficial Owners.

The following table sets forth certain information regarding the beneficial ownership of our common stock and series B preferred stock as of October 30, 2003 by each person known by us to beneficially own more than 5% of the outstanding shares of common stock, or preferred stock.
(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class
Common Stock	Best Worth Agents, Ltd. (1)	2,711,050	53.73%
Series B Preferred Stock	Best Worth Agents, Ltd. (1)	1,006,513	100%
Common Stock	Jeremy F. Watson	400,000	7.93%

(1) Jariya Sae-Fa is the beneficial owner of Best Worth Agents, Ltd. and the sister of Dr. Aphichart Fufuangvanich, who is also one of our directors.

(b) Security Ownership of Management.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 30, 2003 by each of our directors and named executive officers, and our directors and named executive officers as a group.
(1) Title of class	(2) Name and address of beneficial owner(2)	(3) Amount and nature of beneficial ownership	(4) Percent of class

Common Stock	Timothy Matula (3)	176,133	3.39%
Common Stock	Dr. Aphichart Fufuangvanich	40,437	0.81%
Common Stock	David Dikinis	900	0.02%
Common Stock	Charoen Russametummachot	-
Common Stock	Leonard Orrin	-
Common Stock	Thiti Fufuangvanich	-
Common Stock	Roy Barrett	-
Common Stock	Derek Raymond Pott	-
Common Stock	Kittidhat Uathavikul	-

Common Stock	All Officers and Directors as a Group	220,033	4.27%

(2) Unless otherwise indicated, the address of each beneficial owner is the care of Topaz Group, Inc., 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand.

(3) Includes shares of common stock issuable upon exercise of warrants that are exercisable within sixty days.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, stockholders will elect nine (9) directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of Dr. Aphichart Fufuangvanich, Kittidhat Uathavikul, Leonard T. Orrin, Thiti Fufuangvanich, Derek Raymond Pott, Roy Barrett, David Dikinis, Charoen Russametummachot, and Frits van Peski. (singularly a "Nominee" and collectively, the "Nominees"), to serve as directors upon their nomination and election at the Meeting. Each Nominee has advised the Company of his or her willingness to serve as a director of the Company. All of the Nominees, with the exception of Charoen Russametummachot, currently serve as directors of the Company. In case any Nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company, their ages and their present positions with the Company are as follows:

Name	Age	Position
Dr. Aphichart Fufuangvanich	54	Director, President and Chairman of the Board
Kittidhat Uathavikul	44	Director and General Manager
Leonard T. Orrin	58	Director and Director of Sales
Thiti Fufuangvanich	27	Director
Derek Raymond Pott	64	Independent Director
Roy Barrett	58	Independent Director
David Dikinis	52	Independent Director
Charoen Russametummachot	41	Independent Director
Frits van Peski	____	Independent Director

All directors of the Company shall hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. The officers of the Company are elected by the Board of Directors at the first Board of Directors' meeting after each annual meeting of stockholders and hold office until their death, until they resign or until they have been removed from office.

INFORMATION ABOUT NOMINEES

Dr. Aphichart Fufuangvanich has served us as president and as a director since February 2001. He has worked within the manufacturing and sales business for over 30 years. Dr. Aphichart Fufuangvanich has extensive experience within this field and has spent the last five years consulting to various stone manufacturing and sales companies, including Topaz Group. Dr. Aphichart is the father of director Thiti Fufuangvanich.

Leonard T. Orrin has served as director of sales and as a director for Topaz Group since September 1999 and the Director of Sales for Topaz Group's subsidiaries since August 1995. Previously, he provided consulting services to various stone manufacturing and sales firms.

Thiti Fufuangvanich has served as a director since February 2001. From 1996 to 1999, he was a member of the Faculty of Engineering at Chulalongkorn University. He was the President of Student Government at Chulalongkorn University in 1999. Thiti Fufuangvanich is the son of director Dr. Aphichart Fufuangvanich.

David Dikinis has served us as an independent director since September 1998. He is the founder of Gemstones.com, Amulet, Gemstone and Jewelry Catalog each of which he established in 1990 and Talisman Catalog which he established 1995. Mr. Dikinis is a Gemologist (GIA) and former board member of the American Gem Trade Association (AGTA).

Roy Barrett has served us as an independent director since December 2002, and is the Chairman of The Audit Committee of the Company. Mr. Barrett is the Managing Director of Shiro Medical and Country Manager for Shriro in Thailand. Prior to this position Mr. Barrett was a member of the Board of Mayflower Holdings Ltd from 1995. From 1982 to 1990 he was Group Financial Director of Inchcape (Thailand) Ltd and then he became Managing Director Industrial Marketing until 1994. From 1972 to 1982 he worked for Kent (Thailand) Ltd as Firstly Financial Director and latterly as Managing Director. From 1964 until 1972 he was with Price Waterhouse and qualified in 1968. Mr. Barrett is a Fellow of the Institute of Chartered Accountants in England and Wales, and holds a Diploma from the Institute of Marketing

Charoen Russametummachot has served us as an independent director since December 2002, and is a member of The Audit Committee of the Company. He is majoring in Marketing in the Joint Doctoral Program of Business Administration at the National Institute of Development Administration, Bangkok, Thailand. Between 1999 and 2001 he was Sales Trainer for Performa Thailand Ltd. He was Marketing Manager for BST Elastomer Co. Ltd, and between 1989 and 1996 he held various positions of increasing responsibility with Mobil Oil Thailand Ltd.

Derek Raymond Pott has served us as an independent director since December 2002, and is a member of The Audit Committee of the Company. From 1967 until 1998 he worked with Price Waterhouse, Bangkok, from 1989 as their taxation Partner, he is now semi-retired but continues to work for PricewaterhouseCoopers on a part time basis. He qualified with Wilson de Zouche and Mackenzie of Liverpool, England. He is a Fellow of the Institute of Chartered Accountants in England and Wales. He holds a BA (Comm.) from Manchester University, England.

Kittidhat Uathavikul has served a General Manager of The Topaz Group and of its subsidiary Creative Gems since August 2002 and as a director of The Topaz Group since December 2002. For fourteen years Mr. Uathavikul was the COO of Univentures Public Company Ltd, and prior as Managing Director of Forward Systems Co. Ltd.

Frits van Peski is the Chief Financial Officer of Tops Supermarket, a leading Thai supermarket chain.

MEETINGS AND COMMITTEES OF THE BOARD

During the fiscal year ended December 31, 2002, the Board of Directors had one (1) meeting. Each of the directors attended at least 75% of the meetings. Our board is also comprised of an Audit Committee, which had the following three members, all of whom are independent directors, during the fiscal period ended 2002: David Dikinis, Jason Sugarman, and Mr. Russametummachot, who serves as the Chairman of the Audit Committee. The specific functions and responsibilities of the Audit Committee are set forth in a written charter of the Audit Committee, adopted by the Board of Directors. There is currently no nominating or compensation committee of the Board of Directors. The present members of the Audit Committee are Mr. Russametummachot, Derek Pott, and Roy Barrett, all of whom are nominees for director. If elected, Mr. Russametummachot, Derek Pott, and Roy Barrett shall continue to serve on the Audit Committee.

AUDIT COMMITTEE REPORT

Our Committee has reviewed and discussed with management of the Company and Grant Thornton LLP ("Grant Thornton"), the independent auditing firm of the Company, the audited financial statements of the Company as of December 31, 2002 (the "Audited Financial Statements"). In addition, we have discussed with Grant Thornton the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

The Committee also has received and reviewed the written disclosures and the letters from Grant Thornton required by Independence Standards Board Standard No. 1, and we have discussed with such firm its independence from the Company. We also have discussed with management of the Company and Grant Thornton such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the Company's internal controls and the financial reporting process. Grant Thornton is responsible for performing an independent audit of the Company's financial statements in accordance with United States generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the reports of Grant Thornton with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors that the Audited Financial Statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), officers, directors and holders of more than 10% of the outstanding shares of the Company's Common Stock ("Reporting Persons") are required to file periodic reports of their ownership of, and transactions involving, the Company's Common Stock with the Securities and Exchange Commission (the "SEC"). Based solely upon a review of copies of such reports received by the Company, the Company believes that its Reporting Persons have timely complied with all Section 16 filing requirements applicable to them with respect to the Company's fiscal year ended December 31, 2002.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning the compensation that will be paid on an annualized basis to our Chief Executive Officer and the three (3) other most highly paid executive officers for all services to be rendered in all capacities to us during the fiscal years ended December 31, 2000, 2001, and 2002. No other officers received compensation in excess of $100,000 during such years.

Summary Compensation Table
		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus	Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options	All Other Compensation
Aphichart Fufuangvanich, Chairman & CEO	2002 2001 2000	125,000 125,000 -			- - -	- - -
Timothy Matula Treasurer	2002 2001 2000	96,000 96,000 36,000			- - -	4,933 - -
Terrance Cuff Chief Financial Officer (Former)	2002 2001 2000	96,000 96,000 -			- - -	- - -
Kittidhat Uathavikul General Manager	2002 2001 2000	38,000 - -			- - -	- - -

OPTION GRANTS AND AGGREGATED OPTION EXERCISES IN 2002

Our board approved a stock option plan in 2002 in order to make stock option awards to employees and Independent Directors. A total of 2,000,000 common shares were designated in the plan, with 150,000 common shares of the total specifically allocated to the Independent Directors. We have not yet made any option grants under the plan.

DIRECTOR COMPENSATION

There is no compensation for directors either on an annual basis or for attendance at board meetings.

EMPLOYMENT AGREEMENTS

We have no employment agreements with any of our executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

We have no compensation committee of the Board of Directors.

BOARD OF DIRECTORS REPORT CONCERNING EXECUTIVE COMPENSATION OVERVIEW

The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Board of Directors reviews executive compensation surveys and other available information and may from time to time consult with independent compensation consultants. We do not currently have a compensation committee.

The Company seeks to provide an overall level of compensation to the Company's executives that is competitive within the Company's industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance as well as individual performance. The Board of Directors exercises its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it.

In general, the Company compensates its executive officers through a combination of base salary and long-term incentive compensation in the form of stock options. In addition, executive officers participate in benefit plans, including medical, dental and retirement plans, that are available generally to the Company's employees.

EXECUTIVE OFFICER COMPENSATION

The base salary and other benefits are determined through a review of previous employment terms for the Company's executive officers as well as a review of the recent trends in the Company's revenues and profits. The Company believes that the base salary levels currently in effect are competitive to salary levels in similarly situated companies.

The Board of Directors believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and stockholder interests. As performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Board of Directors believes that compensation level during fiscal 2001 adequately reflect the Company's compensation goals and policies.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended December 31, 1999, we exchanged an aggregate of $905,369 of gemstones from Calibration of Gems Factory Co., Ltd., and Well Gems & Jewelry Co., Ltd. and Trillion Royal Grand Company Limited, companies controlled by Dr. Aphichart Fufuangvanich. Dr. Aphichart is one of our directors. These transactions were negotiated at arm's length and the prices paid for the gemstones were no less favorable than those we could have obtained from independent parties on the open market.

Ms. Jariya Sae-Fa, a director of our wholly owned subsidiary Creative through January 2002 and the managing member of Best Worth Agents, Ltd., had loaned to us the cumulative amount of $214,785 as of December 31, 2002. The loans from Ms. Sae-Fa have no term and do not bear interest. The debts are classified as a current liability and are expected to be paid within the fiscal year. Ms. Sae-Fa also loaned us nine million Baht ($208,337) at 7% interest compounded monthly with repayment over 4 years at 2 million in 2003, 2 million in 2004, 2 million in 2005 and 3 million in 2006.

REQUIRED VOTE

Election of the directors requires the affirmative vote of a plurality of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL 2: AMENDMENT TO ARTICLES OF INCORPORATION REGARDING VARIABLE NUMBER OF DIRECTORS

At the Meeting, stockholders will vote on a proposal to amend the Company's Articles of Incorporation to establish a variable number of directors within a fixed minimum of one director and a fixed maximum of fifteen directors, with the board itself vested with the authority to vary the number of directors.

REQUIRED VOTE

An amendment to the Articles of Incorporation requires the affirmative vote of a plurality of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL 3: RATIFICATION OF DIRECTORS' VOTE REGARDING NUMBER OF AUTHORIZED SHARES

At the Meeting, stockholders will vote on a proposal to ratify a vote of the Company's board of directors. On November 1, 2000, the board of directors voted to effect a reverse split of the Company's common stock. In connection with such reverse split, the directors voted to maintain the authorized shares of the Company's common stock at 100,000,000 shares. The stockholders will vote to ratify the directors' vote to maintain the authorized shares of the Company's common stock at 100,000,000 shares.

REQUIRED VOTE

Ratification of the director vote regarding the number of the Company's authorized shares of common stock requires the affirmative vote of a plurality of the shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE DIRECTOR VOTE REGARDING THE NUMBER OF THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

MISCELLANEOUS

The SEC allows the Company to "incorporate by reference" the information the Company files with them, which means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and information that the Company files later with the SEC will automatically update or supersede this information. The Company incorporates by reference the documents listed below and any future filing the Company will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

- Annual Report on Form 10-K for the year ended December 31, 2002;

- Quarterly Reports on Form 10-Q for the quarter ended March 31, 2003, and June 30, 2003;

- Registration Statement on Form 10; and

- Current Reports on Form 8-K during the years ended December 31, 2001 and 2002.

These reports are included with the proxy materials and distributed to the stockholders of the Company. The Company will provide without charge to each person being solicited by this Proxy Statement, on written request of any such person, a copy of these filings. All such requests should be directed to Peter Brongers at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand.

STOCKHOLDER PROPOSALS

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2003 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before October 6, 2003. Stockholders of the Company wishing to include proposals in the proxy material for the 2003 Annual Meeting of Stockholders must submit the same in writing so as to be received by the Peter Brongers, the Secretary of the Company on or before July 23, 2003. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

OTHER MATTERS

Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

By Order of the Board of Directors,

/s/ Dr. Apichart Fufuangvanich

Dr. Apichart Fufuangvanich Chairman

PROXY CARD

PROXY

THE TOPAZ GROUP, INC.

(SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned holder of Common Stock, revoking all proxies heretofore given, hereby constitutes and appoints Dr. Apichart Fufuangvanich and Peter Brongers and each of them, proxies (the "Proxies"), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 2003 Annual Meeting of Stockholders (the "Meeting") of THE TOPAZ GROUP, INC. (the "Company") to be held at the Company's offices located at 126/1 Krungthonburi Road, Banglampoo Lang, Klongsarn, Bangkok 10600 Thailand, on Wednesday, December 17, 2003 at 10:00 a.m., Bangkok time, and at any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE OF THIS PROXY AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY AND FOR THE LISTED PROPOSAL.

PLEASE MARK DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

PLEASE CHECK THE APPROPRIATE BOX TO VOTE FOR THE FOLLOWING.

PROPOSAL 1: ELECTION OF NINE (9) DIRECTORS:
NOMINEE	FOR	WITHHOLD AUTHORITY
Dr. Aphichart Fufuangvanich
Kittidhat Uathavikul
Leonard T. Orrin
Thiti Fufuangvanich
Derek Raymond Pott
Roy Barrett
David Dikinis
Charoen Russametummachot
Frits van Peski

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE BOX LABELED WITHHOLD AUTHORITY.)

PROPOSAL 2: AMENDMENT TO ARTICLES OF INCORPORATION REGARDING VARIABLE NUMBER OF DIRECTORS
FOR	WITHHOLD AUTHORITY

PROPOSAL 3: RATIFICATION OF DIRECTORS' VOTE REGARDING NUMBER OF AUTHORIZED SHARES
FOR	WITHHOLD AUTHORITY

The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the Meeting.

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted "FOR" each nominee named in Proposal 1, "FOR" Proposal 2, and "FOR" Proposal 3 in accordance with the Proxies' discretion on such other matters as may properly come before the meeting.

Dated: _________ , 2003

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Signature(s)

(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)

PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY